                                                                  [PIONEER LOGO]




Pioneer
Capital Growth
Fund

SEMIANNUAL REPORT 4/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         18

Notes to Financial Statements                24

Report of Independent Public Accountants     29

Results of Shareowner Meetings               30

Trustees, Officers and Service Providers     33

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 4/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer Capital Growth Fund, covering the six months ended April 30, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The United States economic news continued to be positive, propelling the domestic stock market to yet another series of record highs. Large capitalization stocks were the big winners with the Dow Jones Industrial Average returning over 22% as concerns about the Asian financial crisis drew investors toward the safety of U.S. "blue chip" companies.

Recently, many of the mid-sized, value-oriented stocks of the type found in your Fund have not performed as well as larger well-known growth stocks, but history tells us that markets are cyclical. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all-time high. The rest of the market, on the other hand, is trading at lower levels. It would not be surprising to see new trends emerge, as investors search for more reasonable valuations.

We believe that using a solid value approach to choosing stocks - purchasing them at reasonable prices and holding them until we think they reach full value - will provide the best opportunity for positive long-term results. Investors who maintain a diversified portfolio and a long-term perspective have the potential to weather any short-term risks the market may pose.

I encourage you to read on to learn more about Pioneer Capital Growth Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 4/30/98
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[PIE CHART]

Short-Term Cash Equivalents                  2.3%
Depositary Receipts for International Stocks 2.4%
International Common Stocks                  3.1%
U.S. Common Stocks                          92.2%



S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[PIE CHART]

Other                   2%
Energy                  4%
Healthcare              9%
Financial               9%
Communication Services  9%
Basic Materials        10%
Capital Goods          12%
Consumer Staples       14%
Technology             15%
Consumer Cyclicals     16%


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


--------------------------------------------------------------------------------
  1. McDonald's Corp.           2.42%          6. Hasbro, Inc.          1.92%
--------------------------------------------------------------------------------
  2. NCR Corp.                  2.34           7. Telephone and Data    1.84
                                                  Systems, Inc.
--------------------------------------------------------------------------------
  3. Viacom, Inc. (Class B)     2.25           8. Frontier Corp.        1.80
    (Non-voting)
--------------------------------------------------------------------------------
  4. Columbia/HCA               2.10           9. GTE Corp.             1.75
     Healthcare Corp.
--------------------------------------------------------------------------------
  5. 20th Century Industries    2.04          10. Wellman, Inc.         1.69
--------------------------------------------------------------------------------


Fund holdings will vary for other periods.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/98                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $23.73          $23.23

                            Income          Short-Term          Long-Term
 Distributions per Share    Dividends       Capital Gains       Capital Gains
 (10/31/97 - 4/30/98)       $0.104          $0.617              $1.627



I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of April 30, 1998)


               Net Asset  Public Offering
 Period          Value        Price*
 Life-of-Fund    18.54%       17.64%
 (7/25/90)
 5 Years         19.76        18.35
 1 Year          31.66        24.06


* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.

[Mountain Chart]

Growth of $10,000

               Pioneer Capital            Standard & Poor's
                Growth Fund*               500 Index

07/25/90           9425                        10000
10/31/90           6732                         8597
04/30/91           9470                        10794
10/31/90          10395                        11477
04/30/92          12315                        12311
10/31/92          11526                        12616
04/30/93          14341                        13446
10/31/93          15743                        14494
04/30/94          16752                        14162
10/31/94          18738                        15055
04/30/95          20575                        16628
10/31/95          22348                        19023
04/30/96          26375                        21639
10/31/96          25292                        23593
04/30/97          26832                        27073
10/31/97          31026                        31168
04/30/98          35328                        38170




The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/98                                        CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $23.20          $22.73

                            Income          Short-Term          Long-Term
 Distributions per Share    Dividends       Capital Gains       Capital Gains
 (10/31/97 - 4/30/98)          -            $0.617              $1.627


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of April 30, 1998)

                  If            If
 Period          Held       Redeemed*
 Life-of-Fund   20.19%        19.91%
 (4/4/94)
 1 Year         30.73         26.73

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

[Mountain Chart]

Growth of $10,000

              Pioneer Capital            Standard & Poor's
               Growth Fund*               500 Index

04/04/94          10000                       10000
04/30/94          10321                       10273
07/31/94          10489                       10521
10/31/94          11513                       10921
01/31/95          11396                       10956
04/30/95          12589                       12062
07/31/95          13789                       13259
10/31/95          13633                       13800
01/31/96          14640                       15181
04/30/96          16019                       15697
07/31/96          14726                       15443
10/31/96          15306                       17115
01/31/97          16635                       19176
04/30/97          16168                       19639
07/31/97          18791                       23490
10/31/97          18627                       22610
01/31/98          18477                       24332
04/30/98          20937                       27689



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/98                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------



 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $23.15          $22.69

                            Income          Short-Term          Long-Term
 Distributions per Share    Dividends       Capital Gains       Capital Gains
 (10/31/97 - 4/30/98)           -           $0.617              $1.627


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of April 30, 1998)


                  If            If
 Period          Held       Redeemed*
 Life-of-Fund   17.71%        17.71%
 (1/31/96)
 1 Year         30.67         30.67


 * Assumes reinvestment of distributions.
   The 1% contingent deferred sales charge
   (CDSC) applies to redemptions made
   within one year of purchase.

[Mountain Chart]

Growth of $10,000

               Pioneer Capital            Standard & Poor's
                 Growth Fund*               500 Index

01/31/96          10000                        10000
04/30/96          10931                        10340
07/31/96          10053                        10172
10/31/96          10449                        11274
01/31/97          11359                        12632
04/30/97          11045                        12937
07/31/97          12833                        15473
10/31/97          12721                        14894
01/31/98          12619                        16028
04/30/98          14433                        18240




The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to report on the progress of Pioneer Capital Growth Fund for the six months through April 30, 1998. As the Fund began its new fiscal year last November, economic and currency crises in Asia dominated the financial news. Investors' subsequent "flight to quality"- a rush to the most familiar and liquid securities they could find--caused them to pay record-high prices for a relatively small number of large-capitalization stocks while mostly ignoring smaller stocks.

The Fund's mid-cap size bias hurt its relative performance under these circumstances. For the six months ending April 30, your Fund's Class A Shares posted a total return of 13.86%, Class B Shares 13.48% and Class C Shares 13.45%, all at net asset value. While performance in absolute terms was good, we are disappointed in how the portfolio performed relative to the market as a whole. The Standard & Poor's 500 Index returned 22.46%, and the 953 growth funds tracked by Lipper Analytical Services, Inc. generated an average return of 17.31% (Lipper is an independent research organization). On a positive note, over the past three months, we began to see substantially enhanced relative investment performance. At period-end the Fund was fully invested, and we believe its holdings offer opportunity with less valuation-based risk than the broader market. In addition, with each day that the market goes higher, we are further convinced that our long-term investment strategy is prudent, and will benefit the Fund in the future.


Varied Portfolio Focused on Value
The Fund has investments in many low-priced stocks we think have the potential for significant capital appreciation over the course of the next few years. Although recently we have found the most opportunity in mid- and large-sized companies, we can and do invest in businesses of any size, since our stock selection is driven by investment potential rather than mar-

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ket capitalization. We typically look for firms that have some type of undervalued or hidden assets that can provide some price protection in the event of a market downturn. Often, although not always, we find these opportunities in out-of-favor, misunderstood or turn-around companies with significant cash flow, asset value or earnings power potential. Frequently, a catalyst such as the sale of an asset or the arrival of new management is required in order to unlock the hidden value. Many times, the Fund will hold an undervalued security several years while waiting for the catalyst to appear.


Fund Well Positioned
A great portion (near 75%) of the portfolio is now invested in companies that were new to the Fund in 1997, thanks to new cash flowing into the Fund. A number of these new investments have started to come to fruition. McDonald's, in the portfolio since 1996, is now beginning to show some promise after restructuring to become more competitive, and its stock is up over 38% since October. Green Tree Financial's stock price recently doubled, benefiting from the consolidation trends taking place throughout the world, after it was purchased by Conseco, a company that remains in the portfolio. As a result, the Fund's performance improved significantly in the last three months, with all share classes gaining over 14% at net asset value, slightly ahead of the S&P 500.

Overall, small-cap stocks were a drag on performance. In particular results were hurt in the first fiscal quarter when a change in management at John H. Harland triggered a sell-off in the stock. Because we like the improvement in their basic business and financial status, we used the price decline to increase holdings in what we saw as a very undervalued company.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/98                            (continued)
--------------------------------------------------------------------------------


Further, oil-related holdings suffered as oil prices weakened significantly in the latter part of 1997. As is our style, we continued to select stocks as their prices fell, including Seagull Energy and Union Texas Petroleum Holdings. Finally, prices of technology stocks came down as investors moved away from the group because of the perceived threat of a slow-down in Asian economies. These areas of weakness were partially offset, however, by strong gains by larger holdings; for example Viacom rose over 35% in the past three months.


Looking Forward
As we move into the second half of the fiscal year, the portfolio remains well diversified, both in terms of sectors and the size of companies. We are encouraged by recent performance and the way the Fund's investment discipline is again proving its value. We believe that well-valued stocks offer some of the most attractive equity investments available today, and are optimistic about the Fund's prospects.



Respectfully,

/s/ J. Rodman Wright
--------------------
J. Rodman Wright,
Portfolio Manager

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98
--------------------------------------------------------------------------------


Shares                                                            Value
               INVESTMENT IN SECURITIES - 97.7%
               PREFERRED STOCK - 0.6%
  990,000      Aracruz Cellulose SA (Sponsored A.D.R.)     $ 15,592,500
                                                           ------------
               Total Preferred Stock
               (Cost $16,830,638)                          $ 15,592,500
                                                           ------------
               COMMON STOCKS - 97.1%
               Basic Materials - 9.0%
               Chemicals - 1.2%
1,300,000      The Geon Co.+                               $ 31,037,500
                                                           ------------
               Chemicals (Specialty) - 2.4%
2,250,000      Agrium, Inc.                                $ 35,296,875
  990,000      Borden Chemicals & Plastics, L.P.              6,620,625
  946,900      NL Industries, Inc.*                          21,364,431
                                                           ------------
                                                           $ 63,281,931
                                                           ------------
               Gold & Precious Metals Mining - 1.1%
  725,000      Newmont Mining Corp.                        $ 23,335,937
1,600,200      TVX Gold Inc.*                                 6,500,813
                                                           ------------
                                                           $ 29,836,750
                                                           ------------
               Iron & Steel - 0.9%
1,925,000      LTV Corp.                                   $ 25,025,000
                                                           ------------
               Metals Mining - 0.3%
  450,000      Freeport-McMoRan Copper & Gold Inc.         $  8,015,625
                                                           ------------
               Paper & Forest Products - 3.1%
  650,000      Bowater, Inc.                               $ 36,359,375
  200,000      Consolidated Papers, Inc.                     13,237,500
1,425,000      Louisiana-Pacific Corp.                       31,171,875
                                                           ------------
                                                           $ 80,768,750
                                                           ------------
               Total Basic Materials                       $237,965,556
                                                           ------------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                        (continued)
--------------------------------------------------------------------------------



Shares                                                             Value
               Capital Goods - 11.3%
               Electrical Equipment - 3.1%
  312,800      Belden, Inc.                                 $ 12,961,650
  425,000      Philips Electronics NV (NY Shares)             38,250,000
1,650,000      Vishay Intertechnology, Inc.*                  30,215,625
                                                            ------------
                                                            $ 81,427,275
                                                            ------------
               Engineering & Construction - 1.2%
2,551,800      Morrison Knudsen Corp.*                      $ 30,462,112
                                                            ------------
               Manufacturing (Diversified) - 2.5%
  400,000      Corning, Inc.                                $ 16,000,000
  730,000      Raychem Corp.                                  29,336,875
  740,000      U.S. Industries, Inc.                          20,072,500
                                                            ------------
                                                            $ 65,409,375
                                                            ------------
               Metal Fabricators - 2.8%
  635,000      Avondale Industries, Inc.*                   $ 17,065,625
  850,000      Brush Wellman, Inc.+                           23,162,500
1,225,000      CommScope, Inc.*                               19,906,250
  800,000      Park Ohio Industries, Inc.*+                   14,700,000
                                                            ------------
                                                            $ 74,834,375
                                                            ------------
               Office Equipment & Supplies - 0.4%
  660,000      Moore Corporation Ltd.                       $ 10,353,750
                                                            ------------
               Waste Management - 1.3%
1,050,000      Waste Management, Inc.                       $ 35,175,000
                                                            ------------
               Total Capital Goods                          $297,661,887
                                                            ------------
               Communication Services - 8.3%
               Telecommunications (Long Distance) - 1.4%
  550,000      Sprint Corp.                                 $ 37,571,875
                                                            ------------
               Telephone - 6.9%
  275,000      Bell Atlantic Corp.                          $ 25,729,688
1,581,350      Citizens Utilities Co. (Class B)*              16,011,169


10    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                               Value
              Telephone - (continued)
1,550,000     Frontier Corp.                                  $ 46,403,125
  775,000     GTE Corp.                                         45,289,062
1,000,000     Telephone and Data Systems, Inc.                  47,500,000
                                                              ------------
                                                              $180,933,044
                                                              ------------
              Total Communication Services                    $218,504,919
                                                              ------------
              Consumer Cyclicals - 15.6%
              Auto Parts & Equipment - 1.3%
  925,000     ITT Industries                                  $ 33,704,688
                                                              ------------
              Automobiles - 0.9%
  900,000     Republic Industries, Inc.*                      $ 25,031,250
                                                              ------------
              Building Materials - 0.3%
  974,700     The Lamson & Sessions Co.*+                     $  7,249,331
                                                              ------------
              Consumer (Jewelry, Novelties & Gifts) - 0.6%
  688,600     Jostens, Inc.                                   $ 16,311,212
                                                              ------------
              Household Furniture & Appliances - 0.6%
  385,600     Harman International Industries, Inc.           $ 16,580,800
                                                              ------------
              Leisure Time (Products) - 2.7%
1,129,700     Arctic Cat Inc.+                                $ 11,297,000
  354,000     Callaway Golf Co.                                  9,646,500
1,350,000     Hasbro, Inc.                                      49,696,875
                                                              ------------
                                                              $ 70,640,375
                                                              ------------
              Publishing - 0.4%
  803,800     PRIMEDIA, Inc.*                                 $ 11,454,150
                                                              ------------
              Retail (Specialty) - 2.8%
  385,000     Cole National Corp.*                            $ 14,317,187
1,293,500     Pep Boys - Manny, Moe & Jack                      28,133,625
1,350,000     Woolworth Corp.*                                  31,050,000
                                                              ------------
                                                              $ 73,500,812
                                                              ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                        (continued)
--------------------------------------------------------------------------------


Shares                                                            Value
               Textiles (Apparel) - 4.0%
  900,000      Fruit of the Loom, Inc.*                    $ 33,637,500
1,590,000      Justin Industries+                            24,843,750
  700,000      Reebok International Ltd.*                    20,562,500
1,643,500      The Stride Rite Corp.                         20,646,469
1,630,000      Tultex Corp.*+                                 5,501,250
                                                           ------------
                                                           $105,191,469
                                                           ------------
               Textiles (Home Furnishings) - 0.4%
1,263,500      Worldtex, Inc.*+                            $  9,634,188
                                                           ------------
               Textiles (Specialty) - 1.6%
1,925,000      Wellman, Inc.+                              $ 43,553,125
                                                           ------------
               Total Consumer Cyclicals                    $412,851,400
                                                           ------------
               Consumer Staples - 13.8%
               Entertainment - 2.2%
1,000,000      Viacom, Inc. (Class B) (Non-voting)*        $ 58,000,000
                                                           ------------
               Foods - 1.0%
1,325,000      Tyson Foods, Inc.                           $ 25,589,063
                                                           ------------
               Household Products (Non-Durables) - 1.6%
  575,000      Dial Corp.                                  $ 14,015,625
  300,000      Kimberly Clark Corp.                          15,225,000
  885,000      The Rival Co.+                                14,215,312
                                                           ------------
                                                           $ 43,455,937
                                                           ------------
               Housewares - 1.2%
1,175,000      Tupperware Corp.                            $ 31,798,437
                                                           ------------
               Restaurants - 3.9%
  644,000      Darden Restaurants, Inc.                    $ 10,304,000
1,450,000      Lone Star Steakhouse & Saloon, Inc.*          30,812,500
1,010,500      McDonald's Corp.                              62,524,688
                                                           ------------
                                                           $103,641,188
                                                           ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                               Value
               Retail Stores (Food Chains) - 0.9%
  750,000      The Great Atlantic & Pacific Tea Co., Inc.     $ 23,343,750
                                                              ------------
               Services (Employment) - 1.8%
  957,800      The Loewen Group, Inc.                         $ 27,177,575
  500,000      Manpower, Inc.                                   22,031,250
                                                              ------------
                                                              $ 49,208,825
                                                              ------------
               Specialty Printing - 1.2%
1,736,400      John H. Harland Co.+                           $ 30,929,625
                                                              ------------
               Total Consumer Staples                         $365,966,825
                                                              ------------
               Energy - 4.3%
               Oil (Domestic Integrated) - 1.5%
  515,000      Atlantic Richfield Co.                         $ 40,170,000
                                                              ------------
               Oil & Gas (Drilling & Equipment) - 1.0%
  500,000      ENSCO International, Inc.                      $ 14,125,000
  325,000      Tidewater, Inc.                                  12,878,125
                                                              ------------
                                                              $ 27,003,125
                                                              ------------
               Oil & Gas (Exploration/Production) - 1.8%
  450,000      Oryx Energy Co.*                               $ 11,756,250
  650,000      Seagull Energy Corp.*                            11,090,625
  450,000      Union Pacific Resources Group, Inc.              10,743,750
  600,000      Union Texas Petroleum Holdings, Inc.             12,112,500
                                                              ------------
                                                              $ 45,703,125
                                                              ------------
               Total Energy                                   $112,876,250
                                                              ------------
               Financial - 9.2%
               Consumer Finance - 1.3%
  829,500      Green Tree Financial Corp.                     $ 33,802,125
                                                              ------------
               Financial (Diversified) - 1.8%
  300,000      American General Corp.                         $ 19,987,500
  138,200      Bluegreen Corp.*                                  1,382,000
  425,000      Equitable Companies, Inc.                        26,084,375


The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                                      (continued)
--------------------------------------------------------------------------------


Shares                                                               Value
               Financial (Diversified) - (continued)
  737,950      Triad Park, LLC*                               $  1,383,656
                                                              ------------
                                                              $ 48,837,531
                                                              ------------
               Insurance (Life/Health) - 0.6%
  300,000      Conseco, Inc.                                  $ 14,887,500
                                                              ------------
               Insurance (Property/Casualty) - 3.6%
  500,000      Financial Security Assurance Holdings Ltd.     $ 29,937,500
  660,000      Gryphon Holdings, Inc.*+                         11,756,250
1,850,000      20th Century Industries                          52,725,000
                                                              ------------
                                                              $ 94,418,750
                                                              ------------
               Investment Management - 0.8%
  850,000      United Asset Management Corp.                  $ 22,525,000
                                                              ------------
               Savings & Loan Companies - 1.1%
  400,000      Washington Mutual, Inc.                        $ 28,025,000
                                                              ------------
               Total Financial                                $242,495,906
                                                              ------------
               Healthcare - 8.6%
               Biotechnology - 0.2%
  650,000      ImClone Systems, Inc.*                         $  5,728,125
                                                              ------------
               Healthcare (Diversified) - 1.8%
  688,500      Ethical Holdings, Plc (Sponsored A.D.R.)*      $  1,290,938
  742,800      IVAX Corp.*                                       7,242,300
  700,000      Mallinckrodt, Inc.                               22,575,000
1,429,900      Medeva Plc (Sponsored A.D.R.)                    16,801,325
                                                              ------------
                                                              $ 47,909,563
                                                              ------------
               Healthcare (Hospital Management) - 2.5%
1,650,000      Columbia/HCA Healthcare Corp.                  $ 54,346,875
  610,000      Sun Healthcare Group, Inc.*                      10,217,500
                                                              ------------
                                                              $ 64,564,375
                                                              ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                 Value
               Healthcare (Long-Term Care) - 1.4%
  987,500      Integrated Health Services, Inc.                 $ 38,080,469
                                                                ------------
               Healthcare (Managed Care) - 2.2%
  600,000      FPA Medical Management, Inc.*                    $  7,500,000
1,570,000      Mid Atlantic Medical Services, Inc.*               20,115,625
  422,000      PacifiCare Health Systems, Inc.*                   30,225,750
                                                                ------------
                                                                $ 57,841,375
                                                                ------------
               Healthcare (Medical Products/Supplies) - 0.5%
  249,800      Beckman Coulter, Inc.                            $ 13,910,737
                                                                ------------
               Total Healthcare                                 $228,034,644
                                                                ------------
               Technology - 14.8%
               Communications Equipment - 3.3%
  800,000      Alcatel Alsthom (Sponsored A.D.R.)               $ 29,000,000
  600,000      Andrew Corp.*                                      13,725,000
1,930,000      DSC Communications Corp.*                          34,740,000
  382,300      General Instrument Corp.*                           8,577,856
                                                                ------------
                                                                $ 86,042,856
                                                                ------------
               Computer (Hardware) - 2.3%
1,650,000      NCR Corp.*                                       $ 60,534,375
                                                                ------------
               Computer (Peripherals) - 0.8%
  685,000      Intergraph Corp.*                                $  5,822,500
  575,000      Seagate Technology, Inc.*                          15,345,313
                                                                ------------
                                                                $ 21,167,813
                                                                ------------
               Computer (Software & Services) - 1.4%
  822,500      Broderbund Software, Inc.*                       $ 14,702,188
1,000,000      Unisys Corp.*                                      22,437,500
                                                                ------------
                                                                $ 37,139,688
                                                                ------------
               Electronics (Component Distributors) - 1.0%
  850,000      Marshall Industries*+                            $ 27,571,875
                                                                ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/98                                      (continued)
--------------------------------------------------------------------------------


Shares                                                       Value
               Electronics (Defense) - 0.4%
  740,000      Whittaker Corp.*+                    $   10,545,000
                                                    --------------
               Equipment (Semiconductor) - 0.5%
  100,000      Lam Research Corp.*                  $    3,100,000
  300,000      Teradyne, Inc.*                          10,950,000
                                                    --------------
                                                    $   14,050,000
                                                    --------------
               Photography/Imaging - 3.6%
  450,000      Eastman Kodak Co.                    $   32,484,375
2,220,500      Imation Corp.*+                          41,911,937
  464,500      Polaroid Corp.                           20,438,000
                                                    --------------
                                                    $   94,834,312
                                                    --------------
               Services (Data Processing) - 1.5%
1,200,000      First Data Corp.                     $   40,650,000
                                                    --------------
               Total Technology                     $  392,535,919
                                                    --------------
               Transportation - 0.8%
               Railroads - 0.8%
  325,000      Norfolk Southern Corp.               $   10,867,188
  200,000      Union Pacific Corp.                      10,950,000
                                                    --------------
               Total Transportation                 $   21,817,188
                                                    --------------
               Utilities - 1.4%
               Electronic Companies - 1.4%
  160,900      Boston Edison Co.                    $    6,556,675
  450,000      Dominion Resources, Inc.                 17,803,125
  316,300      DTE Energy Co.                           12,395,006
                                                    --------------
               Total Utilities                      $   36,754,806
                                                    --------------
               Total Common Stocks
               (Cost $2,173,619,498)                $2,567,465,300
                                                    --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $2,190,450,136)                $2,583,057,800
                                                    --------------



16    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
  Amount                                                                         Value
                 TEMPORARY CASH INVESTMENTS - 2.3%
                 Commercial Paper - 2.3%
$13,240,000      Abbott Labs, 5.44%, 5/21/98                            $   13,199,986
 10,000,000      Bell Atlantic Financial Services, Inc., 5.49%, 5/18/98      9,974,075
 10,000,000      E. I. Dupont & Co., 5.43%, 5/13/98                          9,981,900
  7,630,000      Household Finance Corp., 5.51%, 5/1/98                      7,630,000
  8,000,000      Shell Oil Co., 5.47%, 5/14/98                               7,984,198
 12,900,000      Xerox Corp., 5.46%, 5/22/98                                12,858,913
                                                                        --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $61,629,072)                                     $   61,629,072
                                                                        --------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $2,252,079,208)(a)                               $2,644,686,872
                                                                        --------------

 *  Non-income producing security.

 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At April 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $2,252,330,282 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $487,542,287
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (95,185,697)
                                                                    ------------
    Net unrealized gain                                             $392,356,590
                                                                    ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998 aggregated $781,017,745 and $823,422,898, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 4/30/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $61,629,072) (cost $2,252,079,208)             $2,644,686,872
  Cash                                                                     2,065
  Receivables -
   Investment securities sold                                         13,481,139
   Fund shares sold                                                    3,788,203
   Dividends and interest                                              1,442,355
  Other                                                                    9,870
                                                                  --------------
    Total assets                                                  $2,663,410,504
                                                                  --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $    8,925,805
   Fund shares repurchased                                             6,004,932
  Due to affiliates                                                    2,646,807
  Accrued expenses                                                       208,305
                                                                  --------------
    Total liabilities                                             $   17,785,849
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $2,003,312,215
  Accumulated undistributed net investment income                      1,964,726
  Accumulated undistributed net realized gain on investments         247,740,050
  Net unrealized gain on investments                                 392,607,664
                                                                  --------------
    Total net assets                                              $2,645,624,655
                                                                  --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,773,530,378/74,729,647 shares)             $        23.73
                                                                  --------------
  Class B (based on $803,091,705/34,619,802 shares)               $        23.20
                                                                  --------------
  Class C (based on $69,002,572/2,980,748 shares)                 $        23.15
                                                                  --------------
MAXIMUM OFFERING PRICE:
  Class A                                                         $        25.18
                                                                  --------------



18    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $252,259)     $12,690,360
  Interest                                                    4,091,302
                                                            -----------
    Total investment income                                                   $ 16,781,662
                                                                              ------------
EXPENSES:
  Management fees                                           $ 6,070,847
  Transfer agent fees
   Class A                                                    1,611,430
   Class B                                                      815,455
   Class C                                                       65,650
  Distribution fees
   Class A                                                    2,032,242
   Class B                                                    3,750,947
   Class C                                                      315,582
  Accounting                                                     77,830
  Custodian fees                                                 87,697
  Registration fees                                             278,950
  Professional fees                                              33,125
  Printing                                                       41,840
  Fees and expenses of nonaffiliated trustees                    23,625
  Miscellaneous                                                  48,268
                                                            -----------
    Total expenses                                                            $ 15,253,488
    Less fees paid indirectly                                                     (174,365)
                                                                              ------------
    Net expenses                                                              $ 15,079,123
                                                                              ------------
    Net investment income                                                     $  1,702,539
                                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $248,156,014
  Change in net unrealized gain on investments                                  74,183,767
                                                                              ------------
   Net gain on investments                                                    $322,339,781
                                                                              ------------
   Net increase in net assets resulting from operations                       $324,042,320
                                                                              ------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/98 and the Year Ended 10/31/97


                                                             Six Months
                                                               Ended             Year Ended
FROM OPERATIONS:                                              4/30/98             10/31/97
Net investment income                                     $    1,702,539      $    9,267,366
Net realized gain on investments                             248,156,014         235,661,875
Change in net unrealized gain on investments                  74,183,767         203,007,226
                                                          --------------     ---------------
  Net increase in net assets resulting from operations    $  324,042,320      $  447,936,467
                                                          --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.10 and $0.06 per share, respectively)       $   (7,125,667)     $   (4,238,978)
  Class C ($0.00 and $0.04 per share, respectively)                    -             (64,617)
Net realized gain:
  Class A ($2.24 and $0.88 per share, respectively)         (154,432,088)        (58,684,558)
  Class B ($2.24 and $0.88 per share, respectively)          (73,631,505)        (27,212,132)
  Class C ($2.24 and $0.88 per share, respectively)           (6,091,340)         (1,392,090)
                                                          --------------     ---------------
  Total distributions to shareholders                     $ (241,280,600)     $  (91,592,375)
                                                          --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  289,710,690      $  765,729,787
Reinvestment of distributions                                209,302,295          79,547,895
Cost of shares repurchased                                  (333,274,795)       (720,497,724)
                                                          --------------     ---------------
  Net increase in net assets resulting from fund
    share transactions                                    $  165,738,190      $  124,779,958
                                                          --------------     ---------------
  Net increase in net assets                              $  248,499,910      $  481,124,050
NET ASSETS:
Beginning of period                                        2,397,124,745       1,916,000,695
                                                          --------------     ---------------
End of period (including accumulated undistributed net
  investment income of $1,964,726 and $7,387,854,
  respectively)                                           $2,645,624,655      $2,397,124,745
                                                          --------------     ---------------


CLASS A                             '98 Shares       '98 Amount       '97 Shares      '97 Amount
Shares sold                          9,224,955    $ 204,145,456       25,780,570   $ 549,681,572
Reinvestment of distributions        7,251,904      148,519,055        2,920,874      57,365,349
Less shares repurchased            (10,277,672)    (228,254,299)     (25,642,389)   (562,314,860)
                                   -----------    -------------      -----------   -------------
  Net increase                       6,199,187    $ 124,410,212        3,059,055   $  44,732,061
                                   -----------    -------------      -----------   -------------
CLASS B
Shares sold                          3,314,131    $  71,219,902        8,593,655   $ 181,607,305
Reinvestment of distributions        2,889,009       58,011,298        1,116,304      21,600,490
Less shares repurchased             (4,371,411)     (94,508,195)      (7,093,350)   (149,421,822)
                                   -----------    -------------      -----------   -------------
  Net increase                       1,831,729    $  34,723,005        2,616,609   $  53,785,973
                                   -----------    -------------      -----------   -------------
CLASS C
Shares sold                            676,980    $  14,345,332        1,640,290   $  34,440,910
Reinvestment of distributions          138,320        2,771,942           30,143         582,056
Less shares repurchased               (488,575)     (10,512,301)        (409,184)     (8,761,042)
                                   -----------    -------------      -----------   -------------
  Net increase                         326,725    $   6,604,973        1,261,249   $  26,261,924
                                   -----------    -------------      -----------   -------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                            Six Months       Year Ended       Year Ended    Year Ended   Year Ended    Year Ended
                                           Ended 4/30/98      10/31/97         10/31/96      10/31/95     10/31/94      10/31/93
CLASS A
Net asset value, beginning of period        $    23.23       $    19.85       $    19.42       $  17.26     $  16.17    $  12.42
                                               ---------        -------          -------        -------      -------     -------
Increase (decrease) from investment
  operations:
 Net investment income (loss)               $     0.04       $     0.15       $     0.08       $   0.08     $  (0.05)   $  (0.02)
 Net realized and unrealized gain on
  investments                                     2.80             4.17             2.31           3.03         2.80        4.43
                                             ---------          -------          -------       --------      -------     -------
   Net increase from investment operations  $     2.84       $     4.32       $     2.39       $   3.11     $   2.75    $   4.41
Distributions to shareholders:
 Net investment income                           (0.10)           (0.06)           (0.09)             -            -           -
 Net realized gain                               (2.24)           (0.88)           (1.87)         (0.95)       (1.66)     ( 0.66)
                                               ---------      ---------        ---------       --------      -------     -------
Net increase in net asset value             $     0.50       $     3.38       $     0.43       $   2.16     $   1.09    $   3.75
                                               ---------      ---------        ---------       --------      -------     -------
Net asset value, end of period              $    23.73       $    23.23       $    19.85       $  19.42     $  17.26    $  16.17
                                               ---------      ---------        ---------       --------      -------     -------
Total return*                                    13.86%           22.67%           13.12%         19.32%       19.03%      36.59%
Ratio of net expenses to average net assets       0.99%**+         1.00%+           1.02%+         1.16%+       1.26%       1.27%
Ratio of net investment income (loss) to
  average net assets                              0.38%**+         0.64%+           0.43%+         0.53%+      (0.44)%     (0.26)%
Portfolio turnover rate                             67%**            63%              37%            59%          47%         68%
Average brokerage commission per share      $   0.0562       $   0.0552       $   0.0518              -            -           -
Net assets, end of period (in thousands)    $1,773,530       $1,591,655       $1,299,611       $845,415     $405,904    $194,670
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                     0.98%**          0.98%            1.00%       1.14%              -           -
 Net investment income                            0.39%**          0.66%            0.45%       0.55%              -           -

*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                                      Six Months      Year Ended    Year Ended     Year Ended      4/4/94 to
                                                    Ended 4/30/98      10/31/97      10/31/96       10/31/95       10/31/94
CLASS B
Net asset value, beginning of period                  $  22.73        $  19.53       $  19.20       $  17.20        $ 14.94
                                                      --------        --------       --------       --------        -------
Increase (decrease) from investment operations:
 Net investment loss                                  $  (0.04)       $  (0.02)      $  (0.04)      $  (0.01)       $ (0.04)
 Net realized and unrealized gain on investments          2.75            4.10           2.26           2.96           2.30
                                                      --------        --------       --------       --------        -------
   Net increase from investment operations            $   2.71        $   4.08       $   2.22       $   2.95        $  2.26
Distributions to shareholders:
 In excess of net investment income                          -               -          (0.02)             -              -
 Net realized gain                                       (2.24)          (0.88)         (1.87)         (0.95)             -
                                                      --------        --------       --------       --------        -------
Net increase in net asset value                       $   0.47        $   3.20       $   0.33       $   2.00        $  2.26
                                                      --------        --------       --------       --------        -------
Net asset value, end of period                        $  23.20        $  22.73       $  19.53       $  19.20        $ 17.20
                                                      --------        --------       --------       --------        -------
Total return*                                            13.48%          21.70%         12.27%         18.42%         15.13%
Ratio of net expenses to average net assets               1.76%**+        1.76%+         1.79%+         1.93%+         2.04%**
Ratio of net investment loss to average net assets       (0.39)%**+      (0.12)%+       (0.35)%+       (0.18)%+       (1.12)%**
Portfolio turnover rate                                     67%**           63%            37%            59%            47%
Average brokerage commission per share                $ 0.0562        $ 0.0552       $ 0.0518              -              -
Net assets, end of period (in thousands)              $803,092        $745,258       $589,188       $311,672        $42,459
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             1.75%**         1.75%          1.78%          1.88%             -
 Net investment loss                                     (0.38)%**       (0.11)%        (0.34)%       (0.13)%             -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                                         Six Months             Year              1/31/96
                                                           Ended               Ended                to
                                                          4/30/98           10/31/97(a)          10/31/96
CLASS C
Net asset value, beginning of period                      $ 22.69             $ 19.53            $ 18.69
                                                          -------             -------            -------
Increase (decrease) from investment
  operations:
 Net investment loss                                      $ (0.03)            $ (0.03)           $ (0.02)
 Net realized and unrealized gain on
  investments                                                2.73                4.11               0.86
                                                          -------             -------            -------
  Net increase from investment operations                 $  2.70             $  4.08            $  0.84
Distributions to shareholders:
 Net investment income                                          -               (0.04)                 -
 Net realized gain                                          (2.24)              (0.88)                 -
                                                          -------             -------            -------
Net increase in net asset value                           $  0.46             $  3.16            $  0.84
                                                          -------             -------            -------
Net asset value, end of period                            $ 23.15             $ 22.69            $ 19.53
                                                          -------             -------            -------
Total return*                                               13.45%              21.74%              4.50%
Ratio of net expenses to average net assets                  1.75%**+            1.75%+             1.79%**+
Ratio of net investment loss to average net assets          (0.38)%**+          (0.15)%+           (0.39)%**+
Portfolio turnover rate                                        67%**               63%                37%
Average brokerage commission per share                    $0.0562             $0.0552            $0.0518
Net assets, end of period (in thousands)                  $69,003             $60,211            $27,202
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                                1.73%**             1.73%              1.74%**
 Net investment loss                                        (0.36)%**           (0.13)%            (0.34)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 *  Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers three classes of shares--Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $27,059 of class action settlements received by the Fund during the six months ended April 30, 1998.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $525,153 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/98                                (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, and Class C shares bear different transfer agent and distribution fees.


2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

Effective May 1, 1998, PMC receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee will be subject to a performance adjustment up to a maximum of - 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1998, $1,086,928 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $495,237 in transfer agent fees payable to PSC at April 30, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution ser-

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

vices with regard to Class B and Class C shares. Included in due to affiliates is $1,064,642 in distribution fees payable to PFD at April 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $999,742 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $174,365 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.


7. Affiliated Companies

The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/98                                (continued)
--------------------------------------------------------------------------------


the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1998:




                                                          Dividend
Affiliates                     Purchases       Sales       Income         Value
---------------------------------------------------------------------------------
Arctic Cat Inc.              $         -   $        -   $  135,564   $ 11,297,000
Brush Wellman, Inc.              480,750      824,036      208,740     23,162,500
The Geon Co.                   3,282,634      179,328      291,088     31,037,500
Gryphon Holdings, Inc.                 -            -            -     11,756,250
Imation Corp.                 10,941,981            -            -     41,911,937
Justin Industries                      -      676,102      159,650     24,843,750
John H. Harland Co.            9,251,994            -      202,898     30,929,625
The Lamson & Sessions
  Co.                                  -      172,428            -      7,249,331
Marshall Industries            5,253,293            -            -     27,571,875
Park Ohio Industries, Inc.             -    4,598,597            -     14,700,000
The Rival Co.                     51,500            -      116,110     14,215,312
Tultex Corp.                           -      419,034            -      5,501,250
Wellman, Inc.                          -            -      346,500     43,553,125
Whittaker Corp.                        -      902,805            -     10,545,000
Worldtex, Inc.                         -      868,804            -      9,634,188
                             -----------   ----------   ----------   ------------
                             $29,262,152   $8,641,134   $1,460,550   $307,908,643
                             -----------   ----------   ----------   ------------

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Capital Growth Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund (of Pioneer Growth Trust) as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 5, 1998

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETINGS
--------------------------------------------------------------------------------


On April 21, 1998, Pioneer Capital Growth Fund held a special meeting of shareowners. The following proposals were passed by shareowner vote. Following are the detailed results of the votes.

Proposal 2 -- Elect nine Trustees to serve on the Board of Trustees.



Nominee                     Affirmative           Withheld
Mary K. Bush                67,435,931.806        2,013,777.289
John F. Cogan, Jr.          67,528,598.418        1,921,110.677
Richard H. Egdahl, M.D.     67,482,790.445        1,966,918.650
Margaret B.W. Graham        67,448,118.486        2,001,590.609
John W. Kendrick            67,489,368.177        1,960,340.918
Marguerite A. Piret         67,558,498.723        1,891,210.372
David D. Tripple            67,527,483.700        1,922,225.395
Stephen K. West             67,546,032.276        1,903,676.819
John Winthrop               67,568,308.899        1,881,400.196


Proposal 5 -- Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.



 Affirmative            Against             Abstain
64,512,217.936        939,524.329        3,997,966.830

--------------------------------------------------------------------------------
On April 30, 1998, Pioneer Capital Growth Fund held a special meeting of shareowners. The following proposals were passed by shareowner vote. Following are the detailed results of the votes.


Proposal 1(a) -- A new management contract with Pioneering Management
Corporation.


 Affirmative             Against              Abstain
46,030,403.828        9,953,797.442        4,392,722.922


Proposal 4 -- Approve an amendment to or elimination of the Funds' fundamental investment restrictions regarding:

Proposal 4a -- Borrowing.


 Affirmative             Against              Abstain
49,213,063.654        5,498,565.515        5,665,295.023


Proposal 4b -- Investment in voting securities of a single issuer.



 Affirmative             Against              Abstain
50,174,686.543        4,355,983.009        5,846,254.640



Proposal 4c -- Shareholder approval for the modification of certain investment restrictions.




 Affirmative             Against              Abstain
50,469,712.065        4,588,798.853        5,318,413.274

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The remaining proposal up for shareowner approval, Proposal 3, has been adjourned to the shareowner meeting on June 18, 1998.

Proposal 3--Allow the Fund to be reorganized as a separate Delaware business trust.
Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies all described in the Proxy Statement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  J. Rodman Wright, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                               Income Funds
Global/International                       Taxable
Pioneer Emerging Markets Fund              Pioneer America Income Trust
Pioneer Europe Fund                        Pioneer Bond Fund
Pioneer Gold Shares                        Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund
                                           Tax-Exempt
                                           Pioneer Intermediate Tax-Free Fund
United States                              Pioneer Tax-Free Income Fund
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund                     Money Market Fund
Pioneer Mid-Cap Fund                       Pioneer Cash Reserves Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo] Pioneer Funds Distributor, Inc.  0698 - 5287
               60 State Street                  [Copyright] Pioneer Funds Distributor, Inc.
               Boston, Massachusetts 02109      [Recycle]   Printed on Recycled Paper